Exhibit 10.12(k)


AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 2, dated as of August 19, 1997 (this "Amendment"), to that certain Receivables Purchase and Sale Agreement (as hereinafter defined) is made among Jefferson Smurfit Corporation (U.S.) ("JSC") as the Seller and as the Servicer, Jefferson Smurfit Finance Corporation, a Delaware corporation, as the Purchaser ("Finco"), Bankers Trust Company as Facility Agent (the "Facility Agent") and Banks Brussels Lambert, New York Branch as the Term Bank (the "Term Bank").

	W I T N E S S E T H:

WHEREAS, on February 23, 1995, JSC and Finco entered into that certain Receivables Purchase and Sale Agreement, as amended by the First Omnibus Amendment, dated as of March 31, 1996 (as amended, the "Receivables Purchase and Sale Agreement");

WHEREAS, the Receivables Purchase and Sale Agreement currently does not provide for an adjustment of the Purchase Price reflecting discounts relating to the Receivables;

WHEREAS, Finco has requested that the Receivables Purchase and Sale Agreement be amended to require the Purchase Price to be reduced on each Business Day by the Discount Adjustment (as defined below);

WHEREAS, Finco has agreed to pay the Banks an amount equal to .05% times the Commitments;

NOW THEREFORE, in consideration of the premises and the terms and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.  Capitalized terms used but not defined
herein shall have the meanings ascribed to such terms in the Receivables Purchase and Sale Agreement. The parties hereto agree to amend Section 1.01 of the Receivables Purchase and Sale
Agreement by adding terms as follows:

"Discount" shall mean, with respect to any Receivable, the actual reduction in the Outstanding Balance of that Receivable as a result of any cash discount granted by the Seller, Indirect
Seller or Servicer to an Obligor of that Receivable.

"Discount Adjustment" shall mean, on any date, amounts owed by the Seller to Finco pursuant to Section 2.02(f) of the Receivables Purchase and Sale Agreement on account of Discount reported for such date with respect to the Receivables, which payments shall equal the sum of (i) the aggregate amount of Discount, and (ii) an amount equal to .125 % of the Purchase Price of the Receivables.

2.    Amendment to Receivables Purchase and Sale Agreement.
 The parties hereto agree to amend Section 2.02(f) of the Receivables Purchase and Sale Agreement as set forth in this
Section 2.

2.02(f)	Adjustments to Purchase Price.  Section 2.02(f) is
hereby amended as follows:

On each Business Day after the Initial Purchase
Date and prior to December 31, 1996, the Seller shall (or
shall cause the Servicer to) report the amount of
Dilution which occurred with respect to such Seller's
Receivables on the prior Business Day, and the Dilution
Adjustment  owing on account of such Dilution, and the
Dilution Adjustment shall be deducted from the applicable
Purchase Price which would, but for this Section 2.02(f),
otherwise be payable to such Seller on such date.   On
each Business Day on or after January 1, 1997, the Seller shall (or shall cause the Servicer to) report the amount of Dilution and Discount which occurred with respect to such Seller's Receivables on the prior Business Day, and the Dilution Adjustment and Discount Adjustment owing on account of such Dilution and Discount, respectively, and the sum of the (A) the Dilution Adjustment, plus (B) the Discount Adjustment shall be deducted from the applicable
Purchase Price which would, but for this Section 2.02(f), otherwise be payable to such Seller on such date. If any Dilution on any Business Day relates to goods which are returned to a Seller or repossessed by a Seller, then, concurrently with payment of such Dilution Adjustment
(whether through offset or otherwise), Finco shall assign and transfer to the Seller, without any further action or consideration, all of Finco's right, title and interest in and to such returned or repossessed goods. In addition, if, on the Business Day immediately preceding any date that the Seller reports the amount of Dilution and/or Discount, Finco has (a) notified the Seller that any Receivables previously sold to Finco under this Agreement have been discovered to have been Noncomplying
Receivables at the time of sale and (b) requested that the Seller pay to Finco a Noncomplying Receivables
Adjustment on account of such Noncomplying Receivables, then any such Noncomplying Receivables Adjustment payable by the Seller shall also be credited against the applicable Purchase Price which would, but for this
Section 2.02(f), otherwise be payable to the Seller on such date. If the sum of the applicable (i) Dilution
Adjustment, plus (ii) on or after January 1, 1997,
Discount Adjustment, plus (iii) any Noncomplying
Receivables Adjustment payable by the Seller on any date exceeds the applicable Purchase Price otherwise owing to the Seller, Finco shall apply such excess to reduce the principal amount outstanding under the applicable Short-
Term Note and, in the event the principal outstanding under such Short-Term Note has been reduced to zero, as a credit against the Purchase Price otherwise payable for future purchases of Receivables from the Seller;
provided, however, that if any such credit is not fully utilized within five Business Days, the Seller shall pay to Finco the remaining amount of any such credit on the next following Business Day in cash.

3.	Representations and Warranties of Finco.  In order to
induce JSC, the Facility Agent and the Term Bank to enter into this Amendment and to amend the Receivables Purchase and Sale Agreement in the manner provided herein, Finco represents and warrants to JSC, the Facility Agent and the Term Bank that (i) all of the representations and warranties contained in the Receivables Purchase and Sale Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties relate to an earlier date, in which case they are true as of such date, (ii) Finco has all requisite corporate power and authority to enter into this Amendment and the Receivables Purchase and Sale Agreement as amended hereby and to perform its obligations thereunder, (iii) the execution, delivery and performance of this Amendment and the Receivables Purchase and Sale Agreement as amended hereby have been duly and effectively authorized by all necessary corporate action on the part of Finco,
(iv) the execution, delivery and performance of this Amendment and the Receivables Purchase and Sale Agreement as amended hereby will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree applicable to Finco, (v) the execution, delivery and performance of this Amendment and the Receivables Purchase and Sale Agreement as amended hereby will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under the Receivables Purchase and Sale Agreement, (vi) no order, decree or judgment of or in any court of competent jurisdiction makes the execution, delivery or performance of this Amendment or the Receivables Purchase and Sale Agreement as amended hereby illegal and no action, suit, or proceeding shall be pending or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment, and (vii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution, delivery or performance of this Amendment or the Receivables Purchase and Sale Agreement as amended hereby and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.

4.	Additional Deliveries.  As conditions precedent to the
effectiveness of this Amendment, Finco shall deliver to JSC, the Facility Agent and the Term Bank a copy of the resolutions duly adopted by the Board of Directors of Finco, certified by the Secretary or Assistant Secretary of Finco, authorizing the matters contemplated hereby and execution of this Amendment.

5.	Effect of Amendment.  Execution of this Amendment by JSC
shall not operate as a waiver of (i) any other right, power or remedy of JSC, the Facility Agent and the Term Bank under the Receivables Purchase and Sale Agreement or (ii) any default of Finco under the Receivables Purchase and Sale Agreement

6.	Fees, Costs and Expenses.  The provisions of subsection
7.06 of the Receivables Purchase and Sale Agreement are hereby incorporated by reference as if fully set forth herein and made applicable to this Amendment.

7.	Execution in Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become retroactively effective as of January 1, 1997 upon receipt by JSC, the Facility Agent and the Term Bank of counterparts hereof duly executed by Finco, the Facility Agent, the Term Bank and JSC.

8.	Headings.  Headings used in this Amendment are for
convenience of reference only and shall not affect the construction of this Amendment.

9.	Reaffirmation of Receivables Purchase and Sale Agreement.
 The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Receivables Purchase and Sale Agreement other than as expressly set forth herein and further agree and acknowledge that the Receivables Purchase and Sale Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects. No delay on the part of JSC in exercising any of their respective rights, remedies, powers and privileges under the Receivables Purchase and Sale Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Receivables Purchase and Sale Agreement.

10. 	Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF NEW YORK).

	[Balance of page intentionally left blank.  Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their duly authorized representatives.

JEFFERSON SMURFIT CORPORATION (U.S.),
as the Seller

By: _____________________________________
Name: ___________________________________
Title:___________________________________

JEFFERSON SMURFIT CORPORATION (U.S.),
as the Servicer

By: _____________________________________
Name: ___________________________________
Title:___________________________________

JEFFERSON SMURFIT FINANCE CORPORATION,
					as the Purchaser

By:______________________________________
Name:____________________________________
Title:___________________________________

BANKS BRUSSELS LAMBERT, NEW YORK
					BRANCH, as Term Bank

By:______________________________________
Name:____________________________________
Title:___________________________________

BANKERS TRUST COMPANY,
as Facility Agent

By:______________________________________
Name:____________________________________
Title:___________________________________